May 10, 2013

VIA FEDERAL EXPRESS

RECEIVED
MAY 17 2013
Empire
Stock Transfer

Empire Stock Transfer

1859 Whitney Mesa Dr
Henderson, NV 89014

Re: Share Return to Treasury

Enclosed please find the following ePunk stock certificates:

1. Jesse Richard Gonzales Cert #: 1689 7,500,000 (pre 2 for 1 split) 2M
2. Justin Matthew Dornan Cert #: 1691 4,455,000 (pre 2 for 1 split) 1M

Please return 13,000,000 shares to treasury of Jesse stock and print us with a new certificate for the remaining 2,000,000 shares. Also, please return 7,910,000 shares to treasury of Justin's stock so he should end up with a new certificate for 1,000,000 shares .

Please call or email me with any questions:

Cell: 949.324.8694

Email: jessergonzales@gmail.com

Jesse Richard Gonzales, CEO and President

Justin Matthew Dornan, CFO

CERTIFIED RESOLUTIONS ADOPTED BY BOARD OF DIRECTORS OF EPUNK, INC.

A NEVADA CORPORATION

The undersigned hereby certifies that he is the duly elected, qualified and acting President of the above-named Corporation and in that capacity in charge of its official records including the minute book containing original minutes of meetings of its Board of Directors; and that on the day of May 23, 2013, a meeting of said Board of Directors was duly convened and held, with a quorum present throughout the proceedings thereof, at which the following resolutions were duly moved, seconded and carried, said resolutions remaining in full force and effect at the date of this certificate:

> BE IT RESOLVED: That EMPIRE STOCK TRANSFER INC., Transfer Agent for this corporation be, and it hereby is, directed to process the transfer request regarding the certificate below, and this Board of Directors does hereby extend this corporation's irrevocable agreement to indemnify said Transfer Agent for all loss, liability or expense in carrying out the authority and direction herein contained on the terms herein set forth. The Transfer Agent shall maintain the right to uphold the transfer in the event of forgery.

IN WITNESS WHEREOF, the undersigned has set his hand in his capacity above mentioned and affixed the seal of the above named corporation, all this day of May ___, 2013.

[SEAL]

By: ______________________

, President

Cert No(s)	*Registered To:*	*No. of Shares*	*Transfer To or CANCEL:*	*No. of Shares*
1730	Frank J Dreschler	5,300,000	CANCEL	5,300,000
1689	Jesse Gonzales	15,000,000[1]	CANCEL	12,000,000
1691	Justin Doman	8,910,000[2]	CANCEL	7,910,000[2]

\

1 Adjusted for 2:1 forward split

2 Adjusted for 2:1 forward split

State of California
County of Orange

On 5/23/13 before me, Lauren L. Scarponi, personally appeared
(name of notary public)
Jesse R. Gonzales who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/~~are~~ subscribed to the within instrument and who acknowledged to me that he/~~she/they~~ executed the same in their authorized capacity(ies), and by his/~~her/their~~ signature(s) on the instrument the person(s), or entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY of PERJURY under the laws of the state of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

(signature of Notary)

LAUREN L. SCARPONI
COMM...1947737
NOTARY PUBLIC-CALIFORNIA
ORANGE COUNTY
My Term Exp. August 12, 2015

NUMBER

1689

SHARES

7,500,000

COMMON STOCK

EPUNK, INC.

COMMON STOCK

CUSIP 29438A108

INCORPORATED UNDER THE LAWS OF THE STATE OF

DELAWARE

SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT

*****Jesse Richard Gonzales*****

RESTRICTED

CONTROL

Is the Owner of *** **Seven Million Five Hundred Thousand** ***

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF
EPUNK, INC.

transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness this facsimile seal of said Corporation and the facsimile signatures of its duly authorized officers.

Dated: **August 20, 2012**

COUNTERSIGNED AND REGISTERED:
EMPIRE STOCK TRANSFER INC.
Transfer Agent and Registrar

By

AUTHORIZED SIGNATURE

CORPORATE SEAL

~~SECRETARY~~ XXXXXXXXX
CEO

PRESIDENT

B 28787

The following abbreviations, when used in the inscription of the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM — as tenants in common

TEN ENT — as tenants by the entireties

JT TEN — as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT — __________Custodian___________
(Cust) (Minor)
under Uniform Gifts to Minors Act

____
(State)

Additional abbreviations may also be used though not in the above list.

For Value Received, _______ *hereby sells, assigns and transfers unto*

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER

[   ] ____

____
(PLEASE PRINT OR TYPE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE)

____

____ *Shares*

of the Capital Stock represented by this Certificate and hereby irrevocably constitutes and appoints

____ *Attorney*

to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated ____________________

____

NOTICE THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

SIGNATURE(S) GUARANTEED

____

NOTICE THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION, (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATION AND CREDIT UNIONS) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM PURSUANT TO S.E.C. RULE 17AD-15.

NUMBER

1691

COMMON STOCK

EPUNK, INC.

SHARES

4,455,000

COMMON STOCK

CUSIP 29438A108

INCORPORATED UNDER THE LAWS OF THE STATE OF

DELAWARE

SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT

*****Justin Matthew Dornan*****

RESTRICTED

CONTROL

is the Owner of ***** Four Million Four Hundred Fifty-Five Thousand *****

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF

EPUNK, INC.

transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness this facsimile seal of said Corporation and the facsimile signatures of its duly authorized officers.

Dated: **August 20, 2012**

COUNTERSIGNED AND REGISTERED:

EMPIRE STOCK TRANSFER INC.

Transfer Agent and Registrar

By

AUTHORIZED SIGNATURE

CORPORATE SEAL

~~SECRETARY~~

CEO

PRESIDENT

B 28785

The following abbreviations, when used in the inscription of the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM — as tenants in common

TEN ENT — as tenants by the entireties

JT TEN — as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT — __________ Custodian __________
(Cust) (Minor)
under Uniform Gifts to Minors Act
____
(State)

Additional abbreviations may also be used though not in the above list.

For Value Received, _______ *hereby sells, assigns and transfers unto*

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER

[ ] ____

____
(PLEASE PRINT OR TYPE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE)

____

____ *Shares*

of the Capital Stock represented by this Certificate and hereby irrevocably constitutes and appoints

____ *Attorney*

to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated ______________________

____

NOTICE THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

SIGNATURE(S) GUARANTEED

____

NOTICE THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION, (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATION AND CREDIT UNIONS) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM PURSUANT TO S.E.C. RULE 17AD-15.

Print Form

IRREVOCABLE STOCK POWER

FOR VALUE RECEIVED, the undersigned does hereby sell, assign and transfer unto:

Justin Mathew Dornon

Name | Social Security/Tax ID Number

Address

__________ **shares of the Common Stock of:**

Number of shares

Issuer name

Represented by:

Certificate Number(s)

and does hereby irrevocably constitute and appoint Empire Stock Transfer Inc. to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Signed [signature] 5/16/13 Dated

NOTICE: The signature(s) to this assignment must correspond with the name(s) as written upon the face of this certificate in every particular without alteration or enlargement or any change whatsoever.

Signature Guaranteed (Guarantor: Affix stamp here)

Print Form

IRREVOCABLE STOCK POWER

FOR VALUE RECEIVED, the undersigned does hereby sell, assign and transfer unto:

~~Justin Mathew Dornon~~ Jesse Richard Gonzales

Name — Social Security/Tax ID Number

Address

________________ **shares of the Common Stock of:**

Number of shares

Issuer name

Represented by:

Certificate Number(s)

and does hereby irrevocably constitute and appoint Empire Stock Transfer Inc. to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

[signature] 5/16/13

Signed — Dated

NOTICE: The signature(s) to this assignment must correspond with the name(s) as written upon the face of this certificate in every particular without alteration or enlargement or any change whatsoever.

Signature Guaranteed (Guarantor: Affix stamp here)

NUMBER
1730

COMMON STOCK

SHARES
5,300,000

COMMON STOCK

CUSIP 29438A207

EPUNK, INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF
DELAWARE

SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT

*****Frank J. Drechsler*****

RESTRICTED CONTROL

Is the Owner of* Five Million Three Hundred Thousand *****

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF
EPUNK, INC.

transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness this facsimile seal of said Corporation and the facsimile signatures of its duly authorized officers.

Dated: **December 11, 2012**

COUNTERSIGNED AND REGISTERED:
EMPIRE STOCK TRANSFER INC.
Transfer Agent and Registrar

By

AUTHORIZED SIGNATURE

CORPORATE SEAL

XXXXXXXXX
CEO

PRESIDENT

B 34405

The following abbreviations, when used in the inscription of the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM — as tenants in common

TEN ENT — as tenants by the entireties

JT TEN — as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT — __________ Custodian __________
(Cust) (Minor)
under Uniform Gifts to Minors Act

____
(State)

Additional abbreviations may also be used though not in the above list.

For Value Received, ________ *hereby sells, assigns and transfers unto*

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER

____

____
(PLEASE PRINT OR TYPE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE)

____

____ *Shares*

of the Capital Stock represented by this Certificate and hereby irrevocably constitutes and appoints

____ *Attorney*

to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated ______________________

NOTICE THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

RESTRICTED

SIGNATURE(S) GUARANTEED

CONTROL

NOTICE THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION, (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATION AND CREDIT UNIONS) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM PURSUANT TO S.E.C. RULE 17AD-15.